EXHIBIT 99.1

                               NOTEHOLDERS REPORT

                        CRUSADE GLOBAL TRUST NO.1 OF 2003

                       COUPON PERIOD ENDING 19 APRIL 2004

--------------------------------------------------------------------------------------------------------------------------------
USD NOTES
---------
                         FV OUTSTANDING                                   COUPON PAYMENTS    PRINCIPAL PAYMENTS    CHARGE OFFS
                              (USD)         BOND FACTOR     COUPON RATE        (USD)               (USD)               (USD)
                         --------------     ------------    -----------   ---------------    ------------------    -----------

CLASS A NOTES            674,375,735.13      64.226260%       1.32000%     2,425,427.53         60,602,305.45          0.00
-----------------------------------------------------------------------------------------------------------------------------

                         FV OUTSTANDING                                   COUPON PAYMENTS    PRINCIPAL PAYMENTS    CHARGE OFFS
                              (AUD)         BOND FACTOR     COUPON RATE        (AUD)               (AUD)               (AUD)
                         --------------     ------------    -----------   ---------------    ------------------    -----------

CLASS B NOTES             26,000,000.00     100.000000%       6.23170%       399,511.73                  0.00          0.00

CLASS C NOTES              9,000,000.00     100.000000%       6.43170%       142,730.88                  0.00          0.00
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


                                                                     31-MAR-04
POOL SUMMARY                                                               AUD
------------                                                  ----------------

Outstanding Balance - Variable Rate Housing Loans                 952,094,433
Outstanding Balance - Fixed Rate Loans                            212,025,070
Number of Loans                                                         7,699
Weighted Average Current LVR                                           62.26%
Average Loan Size                                                     151,204
Weighted Average Seasoning                                            27 mths
Weighted Average Term to Maturity                                    277 mths


PRINCIPAL COLLECTIONS                                                      AUD
---------------------                                         ----------------

Scheduled Principal Payments                                      7,789,474.35
Unscheduled Principal Payments                                  100,520,118.48
Redraws                                                           6,883,140.20
Principal Collections                                           101,426,452.63



TOTAL AVAILABLE PRINCIPAL                                                  AUD
-------------------------                                      ----------------

Principal Collections                                           101,426,452.63
Principal Charge Offs                                                     0.00
Pay Back of Principal Draw                                                0.00

Total Available Principal                                       101,426,452.63

Principal Distributed                                           101,426,452.63

Principal Retained                                                        0.00




TOTAL AVAILABLE FUNDS                                                      AUD
--------------------                                           ----------------

Available Income                                                 23,512,875.58
Principal Draw                                                            0.00
Liquidity Draw                                                            0.00

Total Available Funds                                            23,512,875.58



REDRAW & LIQUIDITY FACILITIES                                              AUD
-----------------------------                                  ----------------

Redraw Shortfall                                                          0.00
Redraw Carryover Charge Offs                                              0.00



-------------------------------------------------------------------------------
CPR
---                                  JAN-04         FEB-04          MAR-04
                                     ------         ------          ------

                 1 MTH CPR           28.81%         25.25%          25.60%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
ARREARS
-------                     % OF POOL
                           (BY NUMBER)
                           -----------

31 - 59 DAYS                  0.34%
60 - 89 DAYS                  0.10%
90+ DAYS                      0.05%

DEFAULTS                       Nil

LOSSES                         Nil
-------------------------------------------------------------------------------